UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 26, 2007

WILSHIRE BANCORP, INC.
(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles, California 90010
(Address of principal executive offices) (Zip Code)

(213) 387-3200
(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under “Item 2.02. Results of Operations and Financial Condition,” including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On July 26, 2007, Wilshire Bancorp, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS

On July 26, 2007, the Company issued a press release announcing that its Board of Directors has authorized a stock repurchase plan whereby the Company may repurchase up to an aggregate of $10.0 million worth of shares of its common stock. A copy of the press release is attached as Exhibit 99.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1	Press release dated July 26, 2007, issued by Wilshire Bancorp, Inc., related to its results of operations and financial condition for the quarter ended June 30, 2007.
Exhibit 99.2	Press release dated July 26, 2007, issued by Wilshire Bancorp, Inc., related to its stock repurchase plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: July 27, 2007	By:	/s/ Brian E. Cho
Brian E. Cho, Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press release dated July 26, 2007, issued by Wilshire Bancorp, Inc., related to its results of operations and financial condition for the quarter ended June 30, 2007.
99.2	Press release dated July 26, 2007, issued by Wilshire Bancorp, Inc., related to its stock repurchase plan.